Note Related party transactions (Financial Condition accounts outstanding with EVERTEC) (Detail) - USD ($) $ in Thousands	Dec. 31, 2017	Dec. 31, 2016
Related Party Transaction [Line Items]
Deposits	$ (431,000)	$ (328,000)
EVERTEC Inc.
Related Party Transaction [Line Items]
Accounts receivables (Other assets)	6,830	6,394
Deposits	(22,284)	(14,899)
Accounts payable (Other liabilities)	(2,040)	(20,372)
Total	$ (17,494)	$ (28,877)